SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

Elite Information Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20034	41-1522214

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 West Goldleaf Circle
Los Angeles, California 90056

(Address of Principal Executive Offices)
(Zip Code)

(323) 642-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit 99.1
Exhibit 99.2

Item 9. Regulation FD Disclosure

Elite Information Group, Inc. (the “Company”) is furnishing herewith as Exhibits 99.1 and 99.2 the Certifications of Christopher K. Poole, its Chairman and Chief Executive Officer, and Barry D. Emerson, its Vice President and Chief Financial Officer, with respect to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2002, which have been submitted to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002

ELITE INFORMATION GROUP, INC.

By:	/s/ Barry D. Emerson

Barry D. Emerson Vice President and Chief Financial Officer